FORM 8-K
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  May 22, 2002


                    Friedman, Billings, Ramsey Group, Inc.
            (Exact name of Registrant as specified in its charter)




   Virginia                      54-1837743                   001-13731
(State or other    (I.R.S. Employer incorporation or    (Commission File Number)
jurisdiction of         Identification No.)
organization)



                             1001 Nineteenth Street
                           North Arlington, VA 22209
              (Address of principal executive offices) (Zip code)


                                (703) 312-9500
              (Registrant's telephone number including area code)


Item 9. Regulation FD Disclosure


1. On May 22, 2002, Friedman, Billings, Ramsey Group, Inc. made a copy of its First Quarter 2002 Earnings Presentation available on its website fbr.com.

2. Friedman, Billings, Ramsey Group, Inc., attaches herewith, as Exhibit 99.1, First Quarter 2002 Earnings Presentation.


Ex. 99.1  First Quarter 2002 Earnings Presentation.
          PDF version of First Quarter 2002 Earnings Presentation.


SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.




By:     /s/ Emanuel J. Friedman
        Emanuel J. Friedman
        Chairman and Co-Chief Executive Officer